[GRAPHIC OMITTED]
MOUNTAIN ART

SEMI-ANNUAL REPORT

MAY 31, 2001

BOULDER TOTAL RETURN FUND, INC.


Dear Fellow Shareholders:


The financial results for Boulder Total Return Fund, Inc. for the first six months of our fiscal year ending May 31, 2001 are attached for your judgment. I believe that it is our responsibility to manage the net asset value of the Fund and report the results fairly to you. Most fund managers underscore their successes and gloss over their failures or blame them on the market. I don't want to do that and believe that you are perfectly capable of looking at the comparisons and arriving at your own conclusions. I think it is better to leave this part to you so you can interpret those comparisons and set the market price where you think it should be based on our results. As we go along, I will try to explain our goals and how we plan to go about accomplishing them.

In this semi-annual report, I want to offer my thoughts about the Fund's dividend policy, dividends in general and what I refer to as our "discretionary dividend policy". As you know, in the recent past, the Fund significantly reduced the dividend that it historically paid annually to shareholders. This reduction is not a function of poor operating results as is typical when an "operating company" reduces dividends, but rather is the result of a deliberate change in the Fund's investment philosophy and the change in the character of investments underlying the Fund's portfolio (e.g., growth versus income and dividend paying stocks).

Distributing dividends is not a very tax-efficient way to realize the rewards from successful investing. To comply with the federal tax code, investment companies are required to distribute each year substantially all net investment income and net realized short-term capital gains. These distributions are taxed as ordinary income at a rate that can often be twice the long-term capital gains rate. The Fund's investments, however, will be made as much as possible in companies that we believe will effectively reinvest their earnings in their own businesses and effectively compound their retained earnings at high rates. If we succeed in this approach, we won't "cash in" the earnings of the companies we own as long as they continue to effectively reinvest the earnings in their own businesses. If the companies we own consistently follow this practice, we believe it ultimately will be reflected in the price of their stock. The value of that company should increase roughly in proportion to its retained earnings unless other factors, such as market sentiment, affect the company's share price. You can think of this as the value of your savings account increasing if you instruct the bank to reinvest your earned interest. If the bank distributes earned interest to you, the value of your savings account will not increase. Likewise, if a company distributes all of its earnings as dividends, the value and price of that stock is less likely to increase. If we succeed in choosing the right companies, the rising value of those companies over the long run (i.e., the accumulation and compounding of retained earnings) should result in a rising value of our Fund's assets in roughly the same proportion. Thus only a small portion of our Fund's increased value is likely to be realized as income and distributed to you as dividends. The more successful we are at deferring the "cashing in" of the retained earnings of our underlying companies, the better off shareholders should be after taxes. This assumes of course that the companies' retained earnings have been well spent.

The value of most good businesses increases pretty much in a straight line as they operate the business daily and make a profit daily. While each business has a different pitched value-line, the line is nonetheless pretty much straight. In contrast, the market price of the same business varies widely around its value-line. If the Fund's policy is to pay dividends, its value-line necessarily will decline each time a dividend is paid -- just like the balance in a savings account would drop each time you withdrew interest, or increase if you elected to let the bank reinvest your interest. Since the Fund won't be paying regular income dividends, shareholders are permitted the flexibility of electing "discretionary dividends", that is, those who want or need cash can liquidate shares in the dollar amount required, in which case they could incur a capital gains tax liability. Or, for those who don't need cash, they can simply do nothing and avoid any tax until the time of their choosing.

With respect to net realized long-term capital gains in the Fund, these may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate and, subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

Whether you receive a dividend from the Fund or whether you sell Fund shares, you are still reducing your individual value, but in my view you are not dipping into capital as long as the value of the shares you sell is not greater than the proportional appreciation in the Fund's underlying assets during the corresponding period. Moreover, the "earnings" that are built into the shares you might sell will be taxed at the capital gains rate if you've held them more than a year. I like and prefer this flexibility because it permits our owners to decide whether they want to receive cash and pay a tax, or do nothing and avoid the tax allowing the full amount to continue to be invested. In the final analysis, the absence of income dividends does not mean you cannot receive cash from your investment; rather it simply gives you the ability to make the choice at a time that works best for you.

The Fund's annual meeting was held on April 27, 2001 in Omaha, Nebraska. At the meeting shareholders approved an increase of the advisory fee from 1.00% to 1.25%. Of the Fund's total outstanding shares, 74.6% were represented at the meeting in person or by proxy. Of the shares outstanding, 55.2% voted in favor of the fee increase, 16.4% voted against it, and 3% abstained. Of those represented at the meeting, 74% voted in favor of the fee-increase proposal, 22% voted against it, and 4% abstained.

Sincerely,

/S/ SIGNATURE

STEWART HOREJSI SIG

Stewart R. Horejsi
June 19, 2001

--------------------------------------------------------------------------------

                              EXHIBIT 1 (UNAUDITED)
                         BOULDER TOTAL RETURN FUND, INC.
                     NET ASSET VALUE AND MARKET PERFORMANCE
                               FOR A COMMON SHARE
                       FOR THE SIX MONTHS ENDING 5/31/2001


                                                       NAV                           Market
                                                     ---------                     ----------
   11/30/2000                                        $   14.81                     $    12.00
   05/31/2001                                        $   17.69                     $    15.08
                                                     ---------                     ----------
   Change                                            $    2.88                     $     3.08

   Dividends Paid                                    $    0.05                     $     0.05
   Net Increase in Value                             $    2.93                     $     3.13
   Net Increase (No Dividend Reinvestment)               19.78%                         26.08%
   ==========================================================================================
   Low NAV for Six Months Ending 5/31/2001           $   14.74   on     12/1/00
   High NAV for Six Months Ending 5/31/2001          $   17.69   on     5/31/01

   Low Market for Six Months Ending 5/31/2001        $   12.00   on     12/1/00
   High Market for Six Months Ending 5/31/2001       $   15.08   on     5/31/01

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              EXHIBIT 2 (UNAUDITED)
                        BOULDER TOTAL RETURN VS. S&P 500
                    DIVIDENDS REINVESTED ON DIVIDEND PAY DATE

                                                BTF          BTF
                                                NAV        MARKET       S&P 500
                                               ------      ------       -------
   Fiscal YTD (12/1/00-5/31/2001)              19.91%      26.16%       (3.90%)
   Quarter Ending 2/28/2001                    14.49%      17.54%       (5.43%)
   Quarter Ending 5/31/2001                     4.74%       7.33%        1.62%
   Trailing twelve months ending 5/31/2001     32.55%      41.48%      (10.55%)

--------------------------------------------------------------------------------

                              EXHIBIT 3 (UNAUDITED)
                         BOULDER TOTAL RETURN FUND, INC.
      CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES (11/30/2000 TO 5/31/2001)


                                                                              COMMON STOCK INVESTMENTS
                                                                 -----------------------------------------------------

                                                                  RICS           REITS        INDUSTRIALS         TOTAL

   BEGINNING MARKET VALUE               11/30/2000           $20,715,138      $48,577,519     $115,111,490      $184,404,147
                                                             -----------      -----------     ------------      ------------
   COST OF PURCHASES                12/1/2000-5/31/2001          893,133        3,208,000       13,235,048        17,336,181
   PROCEEDS FROM SALES              12/1/2000-5/31/2001        1,283,763                0        7,033,665         8,317,428
                                                             -----------      -----------     ------------      ------------
   NET PURCHASES/(SALES)                                       (390,630)        3,208,000        6,201,383         9,018,753
                                                             -----------      -----------     ------------      ------------
   BEGINNING MARKET VALUE PLUS

     NET PURCHASES/(SALES)                                   $20,324,508      $51,785,519     $121,312,873      $193,422,900
                                                             -----------      -----------     ------------      ------------

   NET REALIZED AND UNREALIZED GAIN                          $ 2,306,950      $11,578,040     $ 12,436,047      $ 26,321,037
                                                             -----------      -----------     ------------      ------------
   ENDING MARKET VALUE 5/31/01                               $22,631,458      $63,363,559     $133,748,920      $219,743,937
                                                             ===========      ===========     ============      ============
   NUMBER OF ISSUES HELD                 5/31/2001                  9                9               9
   CASH AND OTHER                                                                                                 24,398,663
   TOTAL NET ASSETS AS OF 5/31/2001                                                                             $244,142,600
                                                                                                                ============


We have discussed the use of leverage in the Fund in prior reports. The Fund has $77.5 million of AMPs outstanding. The rate is reset every 28 days, and currently is 4.07%. This rate will change with short-term interest rates. If you add on the fixed costs associated with the AMPs including broker-dealer commissions, auction agent fees, rating agency fees, and the amortized cost of issuance, it adds an additional cost of 0.41%, giving us a current total annualized cost on the AMPs of 4.48%. We've invested approximately $75.4 million in closed-end bond funds ("RICs"), and Real Estate Investment Trusts ("REITs"). We bought approximately 152,000 shares of Dana Corporation with the other $2.1 million of leverage. (We liked Dana enough that we bought another 548,000 shares with shareholders equity, giving us a total of 700,000 shares of Dana). When you take the annual income produced by the RICs, REITs, and 152,000 shares of Dana, you get approximately $8.50 million of income. Using the current total cost of AMPs of 4.48% on $77.5 million, the dollar cost is $3.47 million. That leaves us with $5.03 million after paying the AMPs. Based on current total net assets of $244 million in the Fund, expenses are approximately $3.96 million per year. So the leverage is producing enough income to pay all the Fund's expenses, and still leaves the common shareholders with just over $1 million of income to put in their pockets. It may not always be this way, as short-term rates could change, but for now, it's working.

--------------------------------------------------------------------------------
                              EXHIBIT 4 (UNAUDITED)
                    PRO-FORMA ANNUAL NET INCOME FROM LEVERAGE
                                 AS OF 5/31/2001

                                                                                                  ANNUAL
INCOME                                                 SHARES                  COST               INCOME        YLD. ON COST
------                                                 ------                  ----               ------        ------------
Cost of RICs and REITs                                                       $75,378,858         $8,309,708           11.02%
Dana Corp                                               152,162              $ 2,121,142         $  188,681            8.90%
                                                                             -----------         ----------
Total                                                                        $77,500,000         $8,498,388           10.97%

                                                                                                  ANNUAL
EXPENSES                                                RATE                PRINCIPAL              COST
--------                                                ----                ---------             ------
AMPs (1) 4.07%                                          4.4797%            $  77,500,000         $3,471,768
Fund Expenses(2)                                         1.620%             $244,142,600         $3,955,110
                                                                                                 ----------
Expenses                                                                                         $7,426,878

NET INVESTMENT INCOME FROM LEVERAGE                                                              $1,071,510

Other income
------------
Income from Industrials (less DCN income above)                                                  $  929,741
Income from USTreasury T-Bills                                                                   $  755,160
Income from Repo                                                                                 $  139,037
                                                                                                 ----------
Total Other Income                                                                               $1,823,938
Total Net Investment Income                                                                      $2,895,448




(1) The most recent AMP auction rate of 4.07% + 0.4097% of Fixed Costs directly associated with the AMPs totaling 4.4797%.

(2) The pro-forma expense ratio of 1.62% is exclusive of the Fixed Costs directly associated with the AMPs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                                       PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2001 (UNAUDITED)
                                                        -----------------------

                                                                                               COST
                                                                            SHARES/PAR      (AMORTIZED)         VALUE
                                                                            ----------       ---------          -----
COMMON STOCKS - 90.0%

       AUTO/TRUCK-ORIGINAL
           EQUIPMENT - 6.2%  Dana Corporation ...........................       700,000     $  9,755,048    $ 15,064,000
                                                                                            ------------    ------------
  BUILDING MATERIALS - 1.0%  USG Resources Corporation ..................       300,000        5,483,729       2,508,000
                                                                                            ------------    ------------
        DIVERSIFIED - 29.5%  Berkshire Hathaway Inc., Class A(DAGGER) ...           750       41,005,360      51,525,000
                             Berkshire Hathaway Inc., Class B(DAGGER) ...         9,010       17,971,271      20,470,720
                                                                                            ------------    ------------
                                                        TOTAL DIVERSIFIED .............       58,976,631      71,995,720
                                                                                            ------------    ------------
  FINANCIAL SERVICES - 7.3%  Citigroup, Inc. ............................       293,360        6,806,230      15,034,700
                             Wesco Financial Corporation ................         9,000        2,187,680       2,861,100
                                                                                            ------------    ------------
                                                 TOTAL FINANCIAL SERVICES .............        8,993,910      17,895,800
                                                                                            ------------    ------------
           INSURANCE - 3.2%  The Progressive Corporation ................        60,000        4,156,018       7,862,400
                                                                                            ------------    ------------
INVESTMENT COMPANIES - 9.3%  ACM Government Income Fund .................       682,007        4,865,698       5,647,018
                             MFS Charter Income Trust ...................        40,000          335,800         356,000
                             MFS Multimarket Income Trust ...............        74,300          447,286         476,263
                             MSDW Emerging Market Debt Fund .............       290,000        2,123,719       2,148,900
                             Oppenheimer Multi-Sector Income Trust ......        99,100          812,170         864,152
                             Putnam Master Income Trust .................       305,300        1,992,777       2,076,040
                             Putnam Master Intermediate Income Trust ....       483,600        2,932,253       3,177,252
                             Putnam Premier Income Trust ................       940,000        5,785,737       6,166,400
                             RCM Strategic Global Government Fund .......       163,289        1,456,044       1,719,433
                                                                                            ------------    ------------
                                                TOTAL INVESTMENTCOMPANIES ............        20,751,484      22,631,458
                                                                                            ------------    ------------
              REITS - 26.0%  Boykin Lodging Company .....................       300,000        3,128,986       3,570,000
                             First Industrial Realty Trust Inc. .........       200,000        5,291,312       6,250,000
                             Hospitality Property Trust .................       475,000       11,567,574      12,943,750
                             HRPT Properties Trust ......................       400,000        3,208,000       3,488,000
                             JDNRealty Corporation ......................       460,100        4,999,840       5,355,564
                             New Plan Excel Realty Trust ................       820,000       11,595,893      14,030,200
                             Pennsylvania Real Estate Investment Trust ..       100,000        1,730,030       2,295,000
                             Tanger Factory Outlet Centers Inc. .........        83,500        2,014,491       1,876,245
                             United Dominion Realty Trust Inc. ..........     1,030,000       11,093,248      13,554,800
                                                                                            ------------    ------------
                                                              TOTAL REITS .............       54,629,374      63,363,559
                                                                                            ------------    ------------
          RESTAURANT - 6.9%  Tricon Global Restaurants Inc.(DAGGER) .....       370,000       10,220,446      16,909,000
                                                                                            ------------    ------------
 RETAIL-APPAREL/SHOE - 0.6%  Intimate Brands, Inc. ......................       100,000        1,627,000       1,514,000
                                                                                            ------------    ------------
        TOTAL COMMON STOCKS  ............................................                    174,593,640     219,743,937
                                                                                            ------------    ------------
U.S. TREASURY BILLS - 8.1%   3.5840% due 10/4/01(DAGGER)(DAGGER) ........     5,000,000        4,939,410       4,939,235
                             3.6680% due 8/16/01(DAGGER)(DAGGER) ........     5,000,000        4,962,156       4,962,845
                             3.6900% due 7/19/01(DAGGER)(DAGGER) ........     5,000,000        4,975,933       4,977,688
                             4.2600% due 6/21/01(DAGGER)(DAGGER) ........     5,000,000        4,988,444       4,990,543
                                                                                            ------------    ------------
  TOTAL U.S. TREASURY BILLS  ............................................                     19,865,943      19,870,311
                                                                                            ------------    ------------
REPURCHASE AGREEMENT - 1.7%

                             Agreement  with  PNC  Capital   Markets,
                             3.360% dated 5/31/01,  to be repurchased
                             at $4,138,386  on 6/01/01,  collaterized
                             by $4,180,000 U.S.

                             Treasury Note, 5.875% due 11/30/01 .......................        4,138,000       4,138,000
                                                                                            ------------    ------------
TOTAL INVESTMENTS - 99.8% .............................................................     $198,597,583*    243,752,248
                                                                                            ============
OTHER ASSETS AND LIABILITIES (NET) - 0.2% ................................................................       390,352
                                                                                                                 -------
NET ASSETS - 100.0% ......................................................................................  $244,142,600
                                                                                                            ------------


 -----------------

* Aggregate cost for Federal tax purposes.

(DAGGER)         Non-income producing security.

(DAGGER)(DAGGER) Annualized yield at date of purchase.


                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001 (UNAUDITED)
-----------------------

ASSETS:

   Investments, at value (Cost $198,597,583) (Note 1)
     See accompanying schedule .................................................  $243,752,248
     Receivable for investment securities sold .................................       433,478
     Dividends and interest receivable .........................................       411,204
     Prepaid expenses ..........................................................       100,006
                                                                                  ------------
         Total Assets ..........................................................   244,696,936

LIABILITIES

   Investment advisory fee and sub-advisory fee payable (Note 2) .... $  256,474
   Legal and Audit fees payable .....................................     54,504
   Administration fee payable (Note 2) ..............................     37,924
   Directors' fees and expenses payable (Note 2) ....................      4,500
   Due to custodian .................................................        261
   Accrued expenses and other payables ..............................    200,673
                                                                      ----------
         Total Liabilities .....................................................       554,336
                                                                                  ------------
NET ASSETS .....................................................................  $244,142,600
                                                                                  ============
NET ASSETS consist of:
   Undistributed net investment income .........................................  $  1,138,953
   Accumulated net realized loss on investments sold ...........................    (8,479,375)
   Unrealized appreciation of investments ......................................    45,154,665
   Par value of Common Stock ...................................................        94,167
   Paid-in capital in excess of par value of Common Stock ......................   128,734,190
   Taxable Auction Market Preferred Stock (Note 5) .............................    77,500,000
                                                                                  ------------
         Total Net Assets ......................................................  $244,142,600
                                                                                  ============
                                                                       PER SHARE
                                                                       ---------
NET ASSETS AVAILABLE TO:

   Taxable Auction Market Preferred Stock (775 shares outstanding) redemption value (Note 5) ...............................................  $100,000.00  $ 77,500,000

   Accumulated undeclared dividends on Taxable Auction Market Preferred
     Stock (Note 5) ...............................................       101.75        78,857
                                                                     -----------  ------------
                                                                     $100,101.75    77,578,857
                                                                     ===========
   Common Stock (9,416,743 shares outstanding) ....................      $ 17.69   166,563,743
                                                                         =======  ------------
TOTAL NET ASSETS ...............................................................  $244,142,600
                                                                                  ============




                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                                        STATEMENT OF OPERATIONS
                               FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)
                               ------------------------------------------------


INVESTMENT INCOME:

   Dividends ...................................................................  $     4,740,040
   Interest ....................................................................          606,260
                                                                                  ---------------
         Total Investment Income ...............................................        5,346,300


EXPENSES:

   Investment advisory and sub-advisory fee (Note 2) .............  $  1,215,856
   Administration fee (Note 2) ...................................       213,478
   Preferred Stock broker commissions and Auction Agent fees .....        99,543
   Legal fees ....................................................        77,208
   Insurance expense (Note 2) ....................................        56,955
   Directors' fees and expenses (Note 2) .........................        50,994
   Shareholder servicing agent fees ..............................        15,905
   Custodian fees ................................................        14,382
   Audit fees ....................................................        10,255
   Other .........................................................       178,363
                                                                    ------------
         Total Expenses ........................................................        1,932,939
                                                                                  ---------------
NET INVESTMENT INCOME ..........................................................        3,413,361
                                                                                  ---------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain on investments sold during the period ...................        2,231,181
     Unrealized appreciation of investments during the period ..................       24,092,933
                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................................       26,324,114
                                                                                  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................  $    29,737,475
                                                                                  ===============



                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                                                          SIX MONTHS ENDED
                                                                                            MAY 31, 2001          YEAR ENDED
                                                                                             (UNAUDITED)       NOVEMBER 30, 2000
                                                                                          -----------------    -----------------
OPERATIONS:

     Net investment income .............................................................  $       3,413,361    $       7,002,552
     Net realized gain/(loss) on investments sold during the period ....................          2,231,181          (11,510,612)
     Unrealized appreciation of investments during the period ..........................         24,092,933           25,665,411
                                                                                          -----------------    -----------------
     Net increase in net assets resulting from operations ..............................         29,737,475           21,157,351

DISTRIBUTIONS:

     Dividends paid from net investment income to Money Market Cumulative
         PreferredTM Stock Shareholders (Note 5) .......................................                 --           (3,908,953)
     Distributions paid from net realized capital gains to Money Market Cumulative
         PreferredTM Stock Shareholders (Note 5) .......................................                 --                   --
     Distributions paid from net investment income to Taxable Auction Market
         Preferred Stock Shareholders (Note 5) .........................................         (2,434,019)          (1,202,219)
     Dividends paid from net investment income to Common Stock Shareholders ............           (470,846)          (1,760,955)
     Distributions paid from net realized capital gains to Common Stock
         Shareholders ..................................................................                 --                   --
                                                                                          -----------------    -----------------
     Total distributions ...............................................................         (2,904,865)          (6,872,127)

CAPITAL TRANSACTIONS:

     Taxable Auction Market Preferred Stock issued .....................................                 --           77,500,000
     Money Market Cumulative PreferredTM Stock redeemed ................................                 --          (77,500,000)
     Costs of Taxable Auction Market Preferred Stock issued (Note 5) ...................                 --             (584,468)
                                                                                          -----------------    -----------------
     Net decrease in net assets resulting from capital transactions                                                     (584,468)

NET INCREASE IN NET ASSETS FOR THE PERIOD ..............................................         26,832,610           13,700,756
NET ASSETS:

     Beginning of period ...............................................................        217,309,990          203,609,234
                                                                                          -----------------    -----------------
     End of period (including undistributed net investment income of $1,138,953 and
         $630,457, respectively) .......................................................  $     244,142,600    $     217,309,990
                                                                                          =================    =================


                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                                           FINANCIAL HIGHLIGHTS
                          FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                          ------------------------------------------------------

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                            SIX MONTHS
                                                              ENDED                         YEAR ENDED NOVEMBER 30,
                                                           MAY 31, 2001   ---------------------------------------------------------
                                                           (UNAUDITED)      2000         1999        1998         1997       1996
                                                             --------     --------     --------    --------     --------   --------
 OPERATING PERFORMANCE:
 Net asset value, beginning of period......................  $  14.81     $  13.32     $  16.06    $  16.33     $  15.31   $  14.54
                                                             --------     --------     --------    --------     --------   --------
 Net investment income.....................................      0.36         0.75         1.29        1.33         1.36       1.41
 Net realized and unrealized gain/(loss) on investments....      2.80         1.50        (1.93)       0.13         1.10       0.72
                                                             --------     --------     --------    --------     --------   --------
 Total from investment operations..........................      3.16         2.25        (0.64)       1.46         2.46       2.13
                                                             --------     --------     --------    --------     --------   --------
 DISTRIBUTIONS:

 Dividends paid from net investment income to MMP*
     Shareholders..........................................        --        (0.42)       (0.35)      (0.25)       (0.26)     (0.34)
 Distributions paid from net realized capital gains to MMP*
     Shareholders..........................................        --           --       (0.03)       (0.14)       (0.06)     (0.02)
 Distributions paid from net investment income to AMP**
     Shareholders..........................................     (0.26)       (0.13)          --          --           --         --
 Dividends paid from net investment income to Common
     Shareholders..........................................     (0.05)       (0.19)       (1.02)      (1.07)       (1.05)     (1.02)
 Distributions paid from net realized capital gains to
     Common Shareholders...................................        --           --        (0.64)      (0.29)       (0.05)        --
 Change in accumulated undeclared dividends on
     MMP*/ AMP**...........................................      0.03         0.04        (0.06)+      0.02        (0.02)      0.02
                                                             --------     --------     --------    --------     --------   --------
 Total distributions.......................................     (0.28)       (0.70)       (2.10)      (1.73)       (1.44)     (1.36)
                                                             --------     --------     --------    --------     --------   --------
 Costs of AMP** Stock issued (Note 5)......................        --        (0.06)          --          --           --         --
                                                             --------     --------     --------    --------     --------   --------
 Net asset value, end of period............................  $  17.69     $  14.81     $  13.32+   $  16.06     $  16.33   $  15.31
                                                             ========     ========     ========    ========     ========   ========
 Market value, end of period...............................  $15.0800     $12.0000     $10.1875    $13.6250     $15.6250   $14.6250
                                                             ========     ========     ========    ========     ========   ========
 Total investment return based on net asset value(a).......     19.91%       13.27%       (5.17)%      7.65%       14.66%     13.89%
                                                             ========     ========     ========    ========     ========   ========
 Total investment return based on market value(a)..........     26.16%       20.00%      (14.51)%     (4.55)%      14.84%     20.50%
                                                             ========     ========     ========    ========     ========   ========
 RATIOS TO AVERAGE NET ASSETS AVAILABLE
     TO COMMON STOCK SHAREHOLDERS:
         Operating expenses ...............................      2.51%++      2.55%        1.97%       1.83%        1.60%      1.84%

         Net investment income (b).........................      1.58%++      1.82%        6.08%       5.92%        6.51%      7.44%

 SUPPLEMENTAL DATA:

         Portfolio turnover rate...........................         4%          85%          69%         86%          77%        98%
         Net assets, end of period (in 000's)..............  $244,143     $217,310     $203,609    $228,829     $231,572   $221,840

-------------------------------------------

 Ratio of operating expenses to Total Average Net Assets
     including MMP*/AMP**..................................      1.67%++      1.57%       1.26%        1.22%        1.05%      1.17%


*    Money Market Cumulative Preferred(TM)Stock.

**   Taxable Auction Market Preferred Stock.

(a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.

+ Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common share).

++   Annualized for the six months ended May 31, 2001.


                        See Notes To Financial Statements

                         BOULDER TOTAL RETURN FUND, INC.

-------------------------------

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred(TM) Stock previously outstanding (1).

                                                                                     INVOLUNTARY                 AVERAGE
                                                            ASSET                    LIQUIDATING                 MARKET
                                 TOTAL SHARES             COVERAGE                   PREFERENCE                   VALUE
                                  OUTSTANDING             PER SHARE                 PER SHARE (2)              PER SHARE (2)
                                  -----------             ---------                 -------------              ------------
 05/31/01*                             775                $315,023                    $100,000                  $100,000
 11/30/00                              775                 280,400                     100,000                   100,000
 11/30/99                              775                 262,722                     100,000                   100,000
 11/30/98                              775                 295,263                     100,000                   100,000
 11/30/97                              775                 298,802                     100,000                   100,000
 11/30/96                              775                 286,246                     100,000                   100,000

-----------------------

(1)  See Note 5.

(2)  Excludes accumulated undeclared dividends.

*    Unaudited


                        See Notes To Financial Statements

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                       ----------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

      Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Cash distributions received from the Fund's investment in real estate investment trust ("REITs") and regulated investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "FEDERAL INCOME TAXES" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribu

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
----------------------------------------------------

tion of expenses against certain  components of taxable  investment  income, and
(3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have significant effect on the financial statements.

     2. INVESTMENT   ADVISORY   FEE,   SUB-ADVISORY   FEES,   DIRECTORS'   FEES,
        ADMINISTRATION FEE, TRANSFER AGENT FEE AND INSURANCE EXPENSE

     Boulder Investment Advisers, L.L.C. (the "Adviser") serves as the Fund's Investment Adviser. Beginning April 27, 2001, the Fund pays the Adviser a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets, out of which the Adviser is responsible for compensating the Fund's sub-adviser. Prior to April 27, 2001, the Fund paid the Adviser a monthly fee at an annual rate of 1.00% of the Fund's average monthly net assets. The equity owners of the Adviser are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Stewart West Indies Trading Company, Ltd., a Barbados international business company doing business as Stewart Investment Advisers (the "Stewart Advisers") serves as sub-adviser for the Fund. Beginning April 27, 2001, the Adviser pays Stewart Advisers a monthly fee equal to 65% of the fees earned by the Adviser. Prior to April 27, 2001, the Adviser paid Stewart Advisers a monthly fee equal to 70% of the fees earned by the Adviser. The equity owner of Stewart Advisers is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Fund Administrative Services LLC ("FAS") (formerly Boulder Administrative Services), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted services providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and numerous other tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Effective January 26, 2001, the Fund currently pays each Director who is not a director, officer or employee of the Adviser, Stewart Advisers or FAS a fee of $6,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. Beginning December 1, 2000, as compensation for PFPC's services as Administrator, the Fund pays PFPC a monthly fee at an annual rate of 0.12% for the first 75 million, 0.08% for the next 75 million, and 0.06% over 150 million of the Fund's average monthly net assets. PFPC Trust Company, an indirect subsidiary of PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee at an annual rate of 0.01% of the Fund's aver

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                           -----------------------------------------------------

age monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as transfer agent, the Fund pays PFPC a fee of $2,500 per month plus certain out-of-pocket expenses.

     Bankers Trust Company, a wholly owned subsidiary of Deutsche Bank AG, ("Auction Agent") serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

     Prior to the Adviser's initial contract with the Fund in January 1999, the former Directors of Preferred Income Management Fund Inc. (the Fund's prior name) entered into a three-year tail-end insurance policy that is being expensed on the Statement of Operations at the rate of $63,000 per year. The remaining amount contained in "Insurance expense" includes annual insurance expenses necessary to the operation of a registered investment company.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2001, excluding short-term investments, aggregated $17,336,181 and $8,317,428, respectively.

4.   COMMON STOCK

     At May 31, 2001, 240,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 2001 and for the year ended November 30, 2000.

5.   TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative PreferredTM Stock of $77,500,000 before offering costs of $171,219 and commissions paid directly to Lehman Brothers Inc. of $1,356,250. On August 15, 2000, the Money Market Cumulative PreferredTM Stock was retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of $290,625 were charged to capital to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     On May 31, 2001, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 4.07%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

      The Fund operates as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5%

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
----------------------------------------------------

of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7.   SIGNIFICANT SHAREHOLDERS

     On May 31, 2001, trusts and other entities affiliated with the Horejsi family owned 3,975,550 shares of Common Stock of the Fund, representing approximately 42.22% of the total Fund shares.

8.   CAPITAL LOSS CARRYFORWARDS

     The Fund had available for Federal income tax purposes unused capital losses of $111,586 and $10,671,189 which expire in 2007 and 2008, respectively.

--------------------------------------------------------------------------------
                         BOULDER TOTAL RETURN FUND, INC.

                                                                 FINANCIAL DATA
                                           PER SHARE OF COMMON STOCK (UNAUDITED)
                                           -------------------------------------

                                           DIVIDEND    NET ASSET       NYSE
                                             PAID        VALUE     CLOSING PRICE
                                           --------    ---------   -------------
December 31, 2000 ......................    $0.05       $15.94        $12.69
January 31, 2001 .......................      --         16.81         13.76
February 28, 2001 ......................      --         16.89         14.05
March 31, 2001 .........................      --         16.17         14.30
April 30, 2001 .........................      --         17.12         14.35
May 31, 2001 ...........................      --         17.69         15.08

                                                         MEETING OF SHAREHOLDERS
                                                      VOTING RESULTS (UNAUDITED
                                                      --------------------------

     On April 27, 2001, the Fund held its Annual Meeting of Shareholders to (1) elect Joel W. Looney and Stewart R. Horejsi as Directors of the Fund, (2) ratify the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending November 30, 2001, and (3) approve an amendment to the Investment Advisory Agreement to increase the advisory fee paid to Boulder Investment Advisers, L.L.C. The results are as follows:

PROPOSAL 1 (COMMON STOCK VOTING AS A SINGLE CLASS):

   ELECTION OF DIRECTOR
   --------------------
   JOEL W. LOONEY                         # OF VOTES CAST        % OF VOTES CAST
   --------------                         ---------------        ---------------
   Affirmative .........................     8,929,952                97.5
   Withheld ............................       232,774                 2.5
                                             ---------               -----
            TOTAL ......................     9,162,726               100.0
                                             =========               =====
   STEWART R. HOREJSI                     # OF VOTES CAST        % OF VOTES CAST
   ------------------                     ---------------        ---------------
   Affirmative .........................     8,930,054                97.5
   Withheld ............................       232,672                 2.5
                                             ---------               -----
            TOTAL ......................     9,162,726               100.0
                                             =========               =====



PROPOSAL 2 (COMMON STOCK AND AMP* VOTING TOGETHER AS A SINGLE CLASS):

   RATIFY THE SELECTION OF KPMG AS INDEPENDENT ACCOUNTANTS
   -------------------------------------------------------
                           # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                           ------------------------   ------------------------
   Affirmative ............       8,997,544                    98.2
   Against ................          44,942                     0.5
   Abstain ................         120,240                     1.3
                                  ---------                   -----
            TOTAL .........       9,162,726                   100.0
                                  =========                   =====



PROPOSAL 3 (COMMON STOCK AND AMP* VOTING TOGETHER AS A SINGLE CLASS):

         AMENDMENT OF INVESTMENT ADVISORY AGREEMENT
         ------------------------------------------
                                         # OF VOTES CAST        % OF VOTES CAST
                                         ---------------        ---------------
         Affirmative ..................    5,194,176                 74.0
         Against ......................    1,545,143                 22.0
         Abstain ......................      284,226                  4.0
                                           ---------                -----
                  TOTAL ...............    7,023,545                100.0
                                           ---------                -----
------------------

*    Auction Market Preferred Stock.

[BEGIN SIDEBAR]
                                    DIRECTORS

                        Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                               Stewart R. Horejsi
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                           WWW.BOULDERTOTALRETURN.COM

If you have questions regarding shares you held in a Brokerage Account contact your broker. If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                  P.O. Box 1376
                                Boston, MA 02104
                                 1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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